EXECUTION




                            REGISTRATION RIGHTS AGREEMENT


                    REGISTRATION RIGHTS AGREEMENT dated as of August 18, 1997 between ADVANCED NMR SYSTEMS, INC., a Delaware corporation (the "Company"), and GENERAL ELECTRIC COMPANY, a New York corporation (the "Stockholder").

                    Terms not otherwise defined herein have the meanings stated in the Purchase Agreement (as defined below).


                                       RECITALS

                    A. The Company and the Stockholder have executed and delivered the Purchase Agreement dated as of August 18, 1997 (the "Purchase Agreement"), pursuant to which, among other things, on the date hereof the Stockholder is purchasing the Preferred Shares from the Company and hereafter may, upon the conversion of the Preferred Shares, acquire the Preferred Conversion Shares.

                    B. The Company and the Stockholder desire to enter into this Agreement to provide for the registration under the Securities Act of the disposition of the Preferred Conversion Shares and certain other matters. The Preferred Conversion Shares are referred to as the "Registerable Shares".

                    C. Pursuant to the Purchase Agreement, on the date hereof the Company and the Purchaser are entering into a Stockholders Agreement to provide for certain restrictions on the ownership, voting and disposition of the Preferred Shares and the Preferred Conversion Shares by the Stockholder and certain other matters.

                                      AGREEMENT

                    The parties agree as follows:

                    SECTION 1.  REGISTRATION RIGHTS.
                                -------------------

                         (a) From and after the first date on which shares of Common Stock may be acquired by the Purchaser upon the conversion of any Preferred Share (the "Commencement Date") and to and including the date that is the tenth anniversary of the date hereof, subject to extension pursuant to Section 1(f), on one or more occasions when the Company shall have received the written request of the Stockholder, any pledgee of Preferred Conversion Shares from the Stockholder or holders of at least 100,000 Preferred Conversion Shares in the aggregate (as such number of shares may be adjusted in the event of any change in the Registerable Shares by reason of stock dividends, split-ups, reverse split-ups, mergers, recapitalizations, subdivisions, conversions, exchanges of shares or the like) that shall have been acquired directly or indirectly from the Stockholder and to which rights under this Section 1(a) shall have been assigned pursuant to Section 11(a), in each case in a transaction or series of transactions not constituting a Rule 144 Transaction (as defined in Section 1(h)) (each such person, when requesting registration under this Section 1(a) and thereafter in connection with any such registration, being hereinafter referred to as a "Registering Stockholder"), as expeditiously as practicable the Company shall include the Preferred Conversion Shares specified by the Registering Stockholder in a Registration Statement (as defined in Section 1(h)). If the requested registration pursuant to this Section 1(a) shall involve an underwritten offering, the Registering Stockholder initiating a request for registration of Preferred Conversion Shares pursuant to this Section 1(a) shall select (with the consent of the Company, not to be unreasonably withheld) the managing underwriter in connection with the offering and any additional investment bankers and managers to be used in connection with the offering. Notwithstanding anything to the contrary in the foregoing:

                    (1) the Company shall not be required to prepare and file pursuant to this Section 1(a) more than one Registration Statement; provided that a Registration
                                         --------
               Statement shall be deemed not to have been prepared and filed if the same does not become effective;

                    (2) the Company shall not be required to prepare and file a Registration Statement pursuant to this Section 1(a) if the Registering Stockholder does not specify at least 300,000 (or, if less, all outstanding) Preferred Conversion Shares to be included in such Registration Statement; and

                    (3)  if  a  requested  registration  pursuant  to  this
               Section 1(a) shall involve an underwritten offering, and if the managing underwriter shall advise in writing the Company and the Registering Stockholders that, in its opinion, the number of Preferred Conversion Shares of any class proposed to be included in the registration (including securities of the Company which are proposed to be offered by persons other than Registering Stockholders) exceeds the number which would have an adverse effect on the offering, including the price at which the Preferred Conversion Shares can be sold, the Company will include in the registration the maximum number of securities which it is so advised can be sold without the adverse effect, allocated as follows:

                         (A)  first, all Preferred Conversion Shares owned
                              -----
          by Registering Stockholders and requested to be included in such registration (if necessary, allocated pro rata among all Registering Stockholders on the basis of the relative number of Preferred Conversion Shares each such Registering Stockholder has requested to be included in the registration); and

                         (B)  second, any other securities proposed to be
                              ------
          included in the registration.

                         (b) From and after the Commencement Date, if the Company shall determine to register or qualify by a registration statement filed under the Securities Act and under any applicable state securities laws, any offering of any Equity Securities of the Company, whether pursuant to Section 1(a) or otherwise, the Company shall give notice of such determination to each potential Registering Stockholder and each other person having rights with respect to the registration under the Securities Act of the disposition of securities of the Company (each such potential
          Registering Stockholder and each such other person, being hereinafter referred to as a "Transaction Registering Stockholder") about which the Company has knowledge; it being understood that without prior notice to the Company, the Company shall not be deemed to have knowledge of the existence of any pledgee of Preferred Conversion Shares. The Company shall, as expeditiously as possible and in good faith, include in the registration statement such Preferred Conversion Shares (the "Transaction Preferred Conversion Shares"), as those persons shall specify by notice received by the Company not later than 30 days after the giving of the notice by the Company (each person so notifying the Company being hereinafter referred to as a "Piggy-Back Stockholder"). Notwithstanding anything in the foregoing to the contrary,

                    (1) the Company shall not be required to include any shares owned by Piggy-Back Stockholders in a registration statement on Form S-4 or S-8 (or any successor form) or a registration statement filed in connection with an exchange offer or other offering of securities solely to the then existing shareholders of the Company; and

                    (2) if a registration pursuant to this Section 1(b) involves an underwritten offering, the Company shall select the managing underwriter for the offering and any additional investment bankers and managers to be used in connection with the offering, and if the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in the registration is so great as would adversely affect the offering, including the price at which the Preferred Conversion Shares can be sold, the Company will include in the registration the maximum number of securities which it is so advised can be sold without the adverse effect, allocated as follows:

                         (A)  first, all securities proposed to be
                              -----
          registered by the Company for its own account;

                         (B)  second, all securities proposed to be
                              ------
          registered by the Company pursuant to the exercise by any person other than a Registering Stockholder of a right to request the registration of securities of Common Stock in accordance with an agreement substantially similar to the provisions of Section 1(a) and effective prior to the date of this Agreement;

                         (C)  third, all Transaction Preferred Conversion
                              -----
          Shares requested to be included in the registration under Section 1(b) of this Agreement (if necessary, allocated pro rata among all requesting Transaction Registering Stockholders, on the basis of the relative number of Transaction Preferred Conversion Shares, each Transaction Registering Stockholder has requested to be included in the registration); and

                         (D)  fourth, any other securities proposed to be
                              ------
          registered by the Company other than for its own account, including, without limitation, securities proposed to be registered by the Company pursuant to the exercise by any person other than a Registering Stockholder of any right in accordance with an agreement substantially similar to this Section 1(b); provided, however, that in no event will the number of Preferred
          --------  -------
          Conversion Shares  included in the Registration  pursuant to this
          Section 1(b)(2) be reduced to less than 10% of the aggregate number of securities included in the registration and provided,
                                                                  --------
          further  that  the  reductions  specified   under  this  Section
          -------
          1(b)(2)(A)-(D) shall not apply in the case of a registration requested under Section 1(a).

                         (c)  The   Company   shall   make  available   for
          inspection by each Registering Stockholder, each underwriter participating in any disposition pursuant to such registration and their respective representatives all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility in connection with
          each   registration  of  Registered  Shares  of  the  Registering
          Stockholder  pursuant to  this  Section 1,  and  shall cause  the
          Company's  officers,   directors  and  employees  to  supply  all
          information reasonably requested by any such person in connection with such registration; provided that records and documents which
                                  --------
          the Company determines, in good faith, after consultation with counsel for the Company and counsel for the Registering Stockholder or underwriter, as the case may be, to be confidential and which it notifies such persons are confidential shall not be disclosed to them unless (1) the disclosure of such records or documents is necessary to avoid or correct a misstatement or omission in the Registration Statement or (2) the release of such records or documents is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Registering Stockholder shall, upon learning that disclosure
          of  any  such  records   is  sought  in  a  court   of  competent
          jurisdiction, give notice to the Company, and allow the Company, at the Company's expense, to undertake appropriate action and to prevent disclosure of any such records or documents deemed confidential.

                         (d) At the request of one or more of the Registering Stockholders or the Company in connection with any registration pursuant to this Section 1, the Company and the requesting Registering Stockholders shall enter into an appropriate underwriting agreement with respect to the Preferred Conversion Shares of the Registering Stockholders containing terms and provisions customary in agreements of that nature, including provisions with respect to expenses substantially the same as those set forth in Section 2 and provisions with respect to indemnification and contribution substantially the same as those set forth in Section 3.

                         (e)  Notwithstanding   anything   herein  to   the
          contrary, the Company shall not be required to include in any registration pursuant to this Section 1 any Preferred Conversion Shares owned by a Registering Stockholder (1) if the Company shall deliver to the Registering Stockholder an opinion, satisfactory in form, scope and substance to the Registering Stockholder and addressed to the Registering Stockholder by legal counsel satisfactory to the Registering Stockholder, to the effect that the distribution of Preferred Conversion Shares proposed by the Registering Stockholder is exempt from registration under the Securities Act and all applicable state securities laws (including, if the proposed method of distribution consists of brokers transactions or sales to market makers within the meaning of Rule 144 under the Securities Act of 1933, pursuant to all applicable provisions of Rule 144) or (2) if such Registering Stockholder or any underwriter of Preferred Conversion Shares shall fail to furnish to the Company the information in respect of the distribution of the shares that may be required under this Agreement to be furnished by the Registering Stockholder or the underwriter to the Company.

                         (f) Upon written notice ("Black-out Notice") to each Registering Stockholder, the Company may postpone effecting a registration pursuant to this Section 1 on one occasion during any period of nine consecutive months, may require other holders of shares registered pursuant to this Section 1 to refrain from disposing of the shares under the registration or may require Transaction Registering Stockholders to refrain from otherwise disposing of any shares of Equity Securities of the Company owned by them (whether pursuant to Rule 144 under the Securities Act or otherwise), in each case for a reasonable time specified in the notice but not exceeding 90 days in the aggregate in any six month period (or, if the Effective Period (as defined in Section 1(g)(3)) is nine months, 90 days in the aggregate in any nine month period) (which period may be renewed on no more than two
          (2) occasions), if (1) an investment banking firm of recognized national standing shall advise the Company and the Registering Stockholders in writing that effecting the registration or disposition would materially and adversely affect an offering of Equity Securities of the Company the preparation of which had then been commenced or (2) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company believes would not be in the best interests of the Company. The period during which the rights granted under Section 1(a) may be exercised by a Registering Stockholder shall be extended by one day beyond the tenth anniversary of the date hereof for each day that pursuant to this Section 1(f), the Company postpones effecting a registration, requires the Registering Stockholder to refrain from disposing of Preferred Conversion Shares under a registration or otherwise requires the Registering Stockholder to refrain from disposing of shares of Equity Securities of the Company pursuant to this Section 1(f).

                         (g) In the event the registration of Preferred Conversion Shares shall be required by this Section 1:

                    (1) Each Registering Stockholder shall furnish, and shall cause each underwriter of the Preferred Conversion Shares of the Registering Stockholder to be distributed pursuant to the registration to furnish, to the Company in writing promptly upon the request of the Company the additional information regarding the Registering Stockholder or the underwriter, the contemplated distribution of the Preferred Conversion Shares and the other information regarding the proposed distribution by the Registering Stockholder and the underwriter that shall be required in connection with the proposed distribution by the applicable securities laws of the United States of America and the states thereof in which the Preferred Conversion Shares are contemplated to be distributed. The information furnished by any Registering Stockholder or any underwriter shall be certified by the Registering Stockholder or the underwriter, as the case may be, and shall be stated to be specifically for use in connection with the registration.

                    (2) The Company shall prepare and file with the Securities and Exchange Commission the Registration
               Statement,   including   the  Prospectus   (as   defined  in
               Section 1(h)), under the Securities Act and as required under any applicable state securities laws, on the form that is then required or available for use by the Company to permit each Registering Stockholder, upon the effective date of the Registration Statement, to use the Prospectus in connection with the contemplated distribution by the Registering Stockholder of the Preferred Conversion Shares so registered. A registration pursuant to Section 1 shall be effected pursuant to Rule 415 (or any similar provision then in force) under the Securities Act if the manner of distribution contemplated by the Registering Stockholder shall include an offering on a delayed or continuous basis. If any Registration Statement refers to any Registering Stockholder by name or otherwise as the holder of any securities of the Company, then the Registering Stockholder shall have the right to require, in the event that such reference to the Registering Stockholder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to the Registering Stockholder. The Company shall deliver to each Registering Stockholder, without charge, one executed copy of the Registration Statement and each amendment or post-effective amendment thereof and one copy of each document incorporated therein by reference. If the registration shall have been initiated solely by the Company or shall not have been initiated by the Registering Stockholder, the Company shall not be obligated to prosecute the registration, and may withdraw the Registration Statement at any time prior to the effectiveness thereof, if the Company shall determine in good faith not to proceed with the offering of securities included in the Registration Statement. In all other cases, the Company shall use its best efforts to cause the Registration Statement to become effective and, as soon as practicable after the effectiveness thereof, shall deliver to each Registering Stockholder evidence of the effectiveness and a reasonable supply of copies of the Prospectus. In addition, if necessary for resale by the Registering Stockholders, the Company shall qualify or register in such states as may be reasonably requested by each Registering Stockholder the Preferred Conversion Shares of the Registering Stockholder that shall have been included in the Registration Statement; provided that the Company shall not be obligated to file any
               --------
               general consent to service of process or to qualify as a foreign corporation in any state in which it is not subject to process or qualified as of the date of the request.

                    (3) The Company shall use its best efforts to cause the Registration Statement and the Prospectus to remain effective or current, as the case may be, including the filing of necessary amendments, post-effective amendments and supplements, and shall furnish copies of such amendments, post-effective amendments and supplements to the Registering Stockholders, so as to permit distributions by the Registering Stockholders during the respective contemplated periods of distribution (the "Effective Period"), but in no event longer than six consecutive months from the effective date of the Registration Statement; provided that the period shall be increased by the number of
               --------
               days that any Registering Stockholder shall have been required by Section 1(f) to refrain from disposing of the Preferred Conversion Shares owned by the Registering Stockholder in the distribution; and provided further that the period shall be increased by ninety

          (90) days in the event more than one Black-out Notice is given to the Registering Stockholders. During such respective contemplated periods of distribution, the Company shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Preferred Conversion Shares that shall have been included in the Registration Statement in accordance with the intended methods of disposition by the Registering Stockholders set forth in the Registration Statement, the Prospectus or the supplement, as the case may be. The Company shall not be deemed to have used its best efforts to cause the Registration Statement to remain effective during the applicable period if it voluntarily takes any action (other than an action required under applicable law) that would result in the Registering Stockholders not being able to dispose of the Preferred Conversion Shares during that period in accordance with the intended methods of disposition. The Company shall notify each Registering Stockholder, at any time when a prospectus with respect to the Preferred Conversion Shares is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the Prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Securities and Exchange Commission an amendment or supplement to the Registration Statement or the Prospectus so that, as thereafter delivered to the purchasers of such Preferred Conversion Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment. Notwithstanding anything in the foregoing to the contrary, the Company may at any time upon notice to each Registering Stockholder terminate the effectiveness of the Registration Statement or upon notice to any Registering Stockholder withdraw from the Registration Statement the Preferred Conversion Shares of the Registering Stockholder if, in the opinion of counsel for the Company, there shall have arisen any legal impediment to the offer of the Preferred Conversion Shares made by the Prospectus or if any legal action or administrative proceeding shall have been instituted or threatened or any other claim shall have been made relating to the offer made by the Prospectus or against any of the parties involved in the offer; provided that, promptly after
                                 --------
          those matters shall be resolved to the satisfaction of counsel for the Company, pursuant to this Section 1 the Company shall cause the registration of Preferred Conversion Shares formerly covered by the Registration Statement that were removed from registration by the action of the Company.

                    (4) If requested by any Registering Stockholder or an underwriter, the Company shall as promptly as practicable prepare and file with the Securities and Exchange Commission an amendment or supplement to the Registration Statement or the Prospectus containing such information as the Registering Stockholder or the underwriter requests to be included therein, including, without limitation, information with respect to the Preferred Conversion Shares being sold by the Registering Stockholder to the underwriter, the purchase price being paid therefor by such underwriter and other terms of the underwritten offering of the Preferred Conversion Shares to be sold in such offering.

                    (5) Each Registering Stockholder shall report to the Company distributions made by the Registering Stockholder of Preferred Conversion Shares pursuant to the Prospectus and, upon written notice by the Company that an event has occurred as a result of which an amendment or supplement to the Registration Statement or the Prospectus is required, the Registering Stockholder shall cease further distributions pursuant to the Prospectus until notified by the Company of the effectiveness of the amendment or supplement. Each Registering Stockholder shall distribute Preferred Conversion Shares only in accordance with the manner of distribution contemplated by the Prospectus with respect to the Preferred Conversion Shares. Each Registering Stockholder, by participating in a registration pursuant to this Section 1, acknowledges that the remedies of the Company at law for failure by the Registering Stockholder to comply with the undertaking contained in this
               Section 1(g) would be inadequate and that the failure would not be adequately compensable in damages and would cause irreparable harm to the Company, and therefore agrees that undertakings made by the Registering Stockholder in this
               Section 1(g) may be specifically enforced.

                    (6) The Company shall deliver to the Registering Stockholders, their counsel and the underwriters, if any, of Preferred Conversion Shares owned by Registering Stockholders to be distributed pursuant to such registration, the certificates, opinions of counsel and comfort letters that are customarily delivered in connection with underwritten public offerings.

                    (7) The Company shall cooperate with each Registering Stockholder and each underwriter to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Preferred Conversion Shares to be sold under the Registration Statement, and enable such Preferred Conversion Shares to be in such denominations and registered in such names as the Registering Stockholder or the underwriter may request.

                    (8)  The Company  shall use its best  efforts to comply
               with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                    (9) The Company shall take all action required to cause the Preferred Conversion Shares to be listed on each national securities exchange on which the Common Stock shall then be listed, if any, and to be qualified for inclusion in the National/National Market System or the NASDAQ/SmallCap Market, as the case may be, if the Common Stock is then so qualified.

                         (h) For the purposes of this Section 1, the following terms shall have the following meanings:

                    (1)  "Registration  Statement"   means  a  registration
               statement filed by the Company in accordance with Section 1(g)(2), including exhibits and financial statements thereto, in the form in which it shall become effective and, in the event of any amendment thereto after the effective date of the registration statement, also means (from and after the effectiveness of the amendment) the registration statement as so amended;

                    (2) "Rule 144 Transaction" means a transaction involving the sale of Preferred Conversion Shares to a person other than an affiliate of the Company under circumstances in which all of the applicable conditions of Rule 144 or Rule 144A (or any similar provisions then in force) under the Securities Act are satisfied; and

                    (3) "Prospectus" means the prospectus relating to the Preferred Conversion Shares owned by the Registering Stockholders included in a Registration Statement and, in the event of any amendment or supplement to the prospectus after the effective date of the Registration Statement, also means (from and after the effectiveness of the amendment or the filing with the Securities and Exchange Commission of the supplement) the prospectus as so amended or supplemented and, if a prospectus relating to the Preferred Conversion Shares shall be filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act, such prospectus.

                    SECTION 2.  EXPENSES.
                                --------

                         (a) The Company shall bear all expenses of the following in connection with the registration of Preferred Conversion Shares pursuant to Section 1, whether or not any related Registration Statement shall become effective:

                    (1) preparing, printing and filing each Registration Statement, Preliminary Prospectus, and Supplement thereto Prospectus and each qualification or notice required to be filed under federal and state securities laws or the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD") in connection with a registration pursuant to Section 1;

                    (2) all fees and expenses of complying with federal and state securities laws and the rules and regulations of the NASD;

                    (3) furnishing to each Registering Stockholder one executed copy of the related Registration Statement and the number of copies of the related Prospectus that may be required by Sections 1(g)(2) and 1(g)(3) to be so furnished, together with a like number of copies of each amendment, post-effective amendment or supplement;

                    (4)  performing its obligations under Section 1(g)(6);

                    (5)  printing and issuing share certificates, including
               the  transfer  agent's   fees,  in   connection  with   each
               distribution so registered; and

                    (6) preparing audited financial statements required by the Securities Act and the rules and regulations thereunder to be included in the Registration Statement and preparing audited financial statements for use in connection with the registration other than audited financial statements required by the Securities Act and the rules and regulations thereunder;

                    (7) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties);

                    (8) premiums or other expenses relating to liability insurance required by the Company or underwriters of the Registering Stockholders;

                    (9) fees and disbursements of underwriters of the Registering Stockholders customarily paid by issuers or sellers of securities;

                    (10) listing  of  the  Preferred Conversion  Shares  on
               national securities exchanges and inclusion of the Preferred Conversion Shares on the NASDAQ/National Market System or the NASDAQ/SmallCap Market, as the case may be; and

                    (11) fees and  expenses of any special experts retained
               by the Company in connection with the registration.

                         (b) The Registering Stockholders shall bear all other expenses incident to the distribution by the respective Registering Stockholders of their Preferred Conversion Shares in connection with a registration pursuant to Section 1, including without limitation the selling expenses of the Registering Stockholders, commissions, underwriting discounts, insurance, fees of counsel for the Registering Stockholders and their underwriters.

                    SECTION 3.  INDEMNIFICATION
                                ---------------

                         (a) The Company shall indemnify and hold harmless each Registering Stockholder participating in a registration pursuant to Section 1, each underwriter of any of the Preferred Conversion Shares owned by the Registering Stockholder to be distributed pursuant to the registration, each partner in each Registering Stockholder, the officers and directors of the Registering Stockholder and the underwriter and each person, if any, who controls the Registering Stockholder, each partner in each Registering Stockholder or the underwriter within the meaning of Section 15 (or any successor provision) of the
          Securities Act, and their respective successors, against all claims, losses, damages and liabilities to third parties (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus or other document incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Registering Stockholder and each other person indemnified pursuant to this Section 3(a) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that the Company shall not
                                       --------
          be  liable in  any case  to the  extent  that  any  such  claim, claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by any Registering Stockholder or underwriter for a Registered Stockholder specifically for use in the Registration Statement or the Prospectus.

                         (b)  Each     Registering      Stockholder,     by
          participating in a registration pursuant to Section 1, thereby agrees to indemnify and to hold harmless the Company and its officers and directors and each person, if any, who controls any of  them within  the  meaning of  Section  15 (or  any  successor
          provision)  of   the   Securities  Act,   and  their   respective
          successors, against  all claims, losses, damages  and liabilities to third parties (or  actions in respect thereof) arising  out of or based upon  any untrue statement (or alleged untrue statement)
          of a material fact contained in the Registration Statement or the Prospectus or other document incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company and each other person indemnified pursuant to this Section 3(b) for any legal and any
          other   expenses   reasonably   incurred   in   connection   with
          investigating  or  defending   any  such  claim,   loss,  damage,
          liability or action; provided that this Section 3(b) shall apply
                               --------
          only if (and only to the extent that) the statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by the Registering Stockholder specifically for use in the Registration Statement or the Prospectus.

                         (c) If any action or proceeding (including any governmental investigation or inquiry) shall be brought, asserted or threatened against any person indemnified under this Section 3, the indemnified person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense of the action or proceeding, including the employment of counsel satisfactory to the indemnified person and the payment of all expenses. The indemnified person shall have the right to employ separate counsel in any action or proceeding and to participate in the defense of the action or proceeding, but the fees and expenses of that counsel shall be at the expense of the indemnified person unless

                    (1) the indemnifying party shall have agreed to pay those fees and expenses; or

                    (2) the indemnifying party shall have failed to assume the defense of the action or proceeding or shall have failed to employ counsel reasonably satisfactory to the indemnified person in the action or proceeding; or

                    (3) the named parties to the action or proceeding (including any impleaded parties) include both the indemnified person and the indemnifying party, and the indemnified person shall have been advised by counsel that there may be one or more legal defenses available to the indemnified person that are different from or additional to those available to the indemnifying party (in which case, if the indemnified person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified person; it being understood, however, that the indemnifying party shall not, in connection with any one action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the indemnified person, which firm shall be designated in writing by the indemnified person).

          The indemnifying party shall not be liable for any settlement of any action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless the indemnified person from and against any loss or liability by reason of the settlement or judgment.

                         (d)  If  the indemnification provided  for in this
          Section 3 is unavailable to an indemnified person (other than by reason of exceptions provided in this Section 3) in respect of losses, claims, damages, liabilities or expenses referred to in this Section 3, then each applicable indemnifying party, in lieu of indemnifying the indemnified person, shall contribute to the amount paid or payable by the indemnified person as a result of the losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified person on the other in connection with the statements or omissions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified person and by these persons' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 3(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. The amount paid or payable by a person as a result of the losses, claims, damages, liabilities and expenses shall be deemed to include any legal or other fees or expenses reasonably incurred by the person in connection with investigating or defending any action or claim. Notwithstanding in the foregoing to the contrary, no Registering Stockholder or underwriter shall be required to contribute any amount in excess of the amount by which (1) in the case of any Registering Stockholder, the net proceeds received by the Registering Stockholder the sale of Registerable Shares or (2) in the case of an underwriter, the total price at which the Registerable Shares purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Registering Stockholder or underwriter, as the case may be, has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission. No person guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                         (e)  Each Registering Stockholder participating in
          a registration pursuant to Section 1 shall cause each underwriter
          of  any   of  the  Preferred  Conversion  Shares   owned  by  the
          Registering  Stockholder  to  be  distributed  pursuant  to   the
          registration to agree in writing on terms reasonably satisfactory to the Company to indemnify and to hold harmless the Company and its officers and directors and each person, if any, who controls any of them within the meaning of Section 15 (or any successors
          provision)  of   the   Securities  Act,   and  their   respective
          successors, against all claims, losses, damages and liabilities to third parties (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus or other document incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse the Company and each other person indemnified pursuant to the agreement for any legal or any other expense reasonably incurred in connection with investigating or defending any claim, loss, damage, liability or action; provided
                                                                   --------
          that the agreement  shall  apply only if  (and only to the extent that)  the statement or omission was  made in  reliance upon  and
          in  conformity with information furnished   to  the   Company  in
          writing by the underwriter specifically for use in the Registration Statement or the Prospectus.

                    SECTION 4.  TRANSFER RESTRICTIONS.
                                ---------------------

                         (a) The Stockholder acknowledges that the Company issued and sold the Preferred Shares and will issue and sell the Preferred Conversion Shares in reliance upon the exemption afforded by Section 4(2) of the Securities Act for transactions by an issuer not involving any public offering. The Stockholder represents that (1) it has acquired the Preferred Shares and will acquire the Preferred Conversion Shares for investment and without any view toward distribution of any of the shares to any other person, (2) it will not sell or otherwise dispose of the Preferred Shares or Preferred Conversion Shares except in compliance with the registration requirements or exemption provisions under the Securities Act and (3) before any sale or other disposition of any of the Preferred Shares or Preferred Conversion Shares other than in a sale registered under the Securities Act, or pursuant to Rule 144 under the Securities Act unless the Company shall have been advised by counsel that the sale does not meet the requirements of Rule 144 for the sale, it will deliver to the Company an opinion of counsel, which counsel shall be reasonably satisfactory to the Company, to the effect that such registration is unnecessary.

                         (b)  Except as  provided to the  contrary in  this
          Section 4, each certificate for Preferred Shares or Preferred Conversion Shares, and any certificate issued in exchange therefor or upon conversion, exchange or transfer thereof, shall bear legends to the effect stated in clauses (1) and (2) below:

                    (1) "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be offered, sold, transferred or otherwise disposed of except in compliance with said Act."

                    (2) "The shares represented by this certificate are subject to the restrictions contained in the Registration Rights Agreement dated as of August 18, 1997, a copy of which is on file at the office of the Secretary of the Company."

                         (c) The legend stated in Section 4(b)(1) shall be removed by delivery of one or more substitute certificates without such legend if either (1) the related certificates are issued in connection with a sale registered under the Securities Act or pursuant to Rule 144 under the Securities Act or (2) the holder thereof shall have delivered to the Company a copy of a letter from the staff of the Securities and Exchange Commission or an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that the legend is not required for purposes of the Securities Act.

                         (d) The legend stated in Section 4(b)(2) shall be removed by delivery of one or more substitute certificates without such legend at such time as the related securities are no longer subject to this Agreement.

                    SECTION 5.  FILINGS.  The Company shall make all
                                -------
          filings with the Securities and Exchange Commission required in order to make available to the holders of Preferred Conversion Shares the exemption from the registration requirements provided by Rule 144 (or any successor regulation) under the Securities Act.

                    SECTION 6.  MERGER, CONSOLIDATION, EXCHANGE, ETC.  In
                                ------------------------------------
          the event, directly or indirectly, (1) the Company shall merge with and into, or consolidate with, or consummate a share exchange pursuant to Subchapter IX of the Delaware General Corporation Law (or successor provisions or statutes) with, any other person, or (2) any person shall merge with and into, or consolidate, the Company and the Company shall be the surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Preferred Conversion Shares shall be changed into or exchanged for stock or other securities of any other person, then, in each such case, proper provision shall be made so that such other person shall be bound by the provisions of this Agreement and the term "Company" shall thereafter be deemed to refer to such other person.

                    SECTION 7.  NOTICES.  All notices, requests and other
                                -------
          communications to any party under this Agreement shall be in writing. Communications may be made by telecopy or similar writing. Each communication shall be given to the party at its address stated on the signature pages of this Agreement or at any other address as the party may specify for this purpose by notice to the other party. Each communication shall be effective (1) if given by telecopy, when the telecopy is transmitted to the proper address and the receipt of the transmission is confirmed, (2) if given by mail, 72 hours after the communication is deposited in the mails properly addressed with first class postage prepaid or
          (3) if given by any other means, when delivered to the proper address and a written acknowledgement of delivery is received.

                    SECTION 8.  NO WAIVERS; REMEDIES.  No failure or delay
                                --------------------
          by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.

                    SECTION 9.  AMENDMENTS, ETC.  No amendment,
                                ---------------
          modification,  termination or  waiver  of any  provision of  this
          Agreement, and no consent to any departure by a party to this Agreement from any provision of this Agreement, shall be effective unless it shall be in writing and signed and delivered by the other party to this Agreement, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

                    SECTION 10.  SUCCESSORS AND ASSIGNS.
                                 ----------------------

                         (a) The Stockholder may assign to any transferee of Preferred Shares, or Preferred Conversion Shares its rights and delegate its obligations under this Agreement; provided that such transferee assignee shall accept those rights and assume those obligations for the benefit of the Company in writing in form reasonably satisfactory to the Company. Thereafter, without any further action by any person, all references in this Agreement to the "Stockholder", and all comparable references, shall be deemed to be references to the transferee, and the Stockholder shall be released from any obligation or liability under this Agreement with respect to the Preferred Shares, or Preferred Conversion Shares so transferred.

                         (b) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns pursuant to Section 10(a).

                    SECTION 11.  GOVERNING LAW.  This Agreement shall be
                                 -------------
          governed by and construed in accordance with the internal laws of the State of New York.

                    SECTION 12.  COUNTERPARTS; EFFECTIVENESS.  This
                                 ---------------------------
          Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were on the same instrument.

                    SECTION 13.  SEVERABILITY OF PROVISIONS.  Any provision
                                 --------------------------
          of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of the provision in any other jurisdiction.

                    Section 14.  Headings and References.  Section headings
                                 -----------------------
          in this Agreement are included for the convenience of reference only and do not constitute a part of this Agreement for any other purpose. References to parties and sections in this Agreement are references to the parties to or the sections of this Agreement, as the case may be, unless the context shall require otherwise.

                    SECTION 15.  ENTIRE AGREEMENT.  Except as otherwise
                                 ----------------
          specifically provided in the Purchase Agreement, the Transaction Documents embody the entire agreement and understanding of the respective parties and supersede all prior agreements or understandings with respect to the subject matters of those documents.

                    SECTION 16.  SURVIVAL.  Except as otherwise
                                 --------
          specifically provided in this Agreement, each representation, warranty or covenant of each party to this Agreement contained in or made pursuant to this Agreement shall survive the Closing and remain in full force and effect, notwithstanding any investigation or notice to the contrary or any waiver by any other party of a related condition precedent to the performance by the other party of an obligation under this Agreement.

                    SECTION 17.    DISPUTE RESOLUTION  (a)  General
                                   ------------------       -------
          Provisions.  (i) Any dispute, controversy or claim arising out of
          ----------
          or relating to this Agreement or any related agreement or the validity, interpretation, breach or termination thereof (a "Dispute"), including claims seeking redress or asserting rights under applicable law, shall be resolved in accordance with the procedures set forth herein. Until completion of such procedures, no party may take any action not contemplated herein to force a resolution of the Dispute by any judicial, arbitral or similar process, except to the limited extent necessary to (A) avoid expiration of a claim that might eventually be permitted hereby or (B) obtain interim relief, including injunctive relief, to preserve the status quo or prevent irreparable harm.

                    (ii) All  communications between  the parties  or their
               representatives in connection with the attempted resolution of any Dispute shall be deemed to have been delivered in furtherance of a Dispute settlement and shall be exempt from discovery and production, and shall not be admissible in evidence (whether as an admission or otherwise), in any arbitral or other proceeding for the resolution of the Dispute.

                    (iii) In connection with any Dispute, the parties expressly waive and forego any right to trial by jury.

                    (b)  Consideration by Senior Executives.  If a Dispute
                         ----------------------------------
          cannot be resolved at an operational level, either party may, by notice to the other, request referral to the President and CEO of the General Electric Medical Services Division and the [President] of the Company (or comparable officers of any permitted successor or assignee) for their consideration. Such request shall be accompanied by a written statement of the Dispute and of each party's position. Within 30 days after the request, the other party will either concur in such statement or prepare its own, and such statement(s) will be delivered to the officers named above. Such officers will meet in person or by telephone within 30 days thereafter to seek a resolution. If no resolution is reached by the expiration of 60 days from the referral request, then either party may submit the Dispute to resolution as further provided herein by notice to the other party.

                    (c)  Mediation.  After completion of any prior
                         ---------
          procedures required hereby, either party may submit the Dispute for resolution by mediation pursuant to the Center for Public Resources Model Procedure for Mediation of Business Disputes as then in effect. Mediation will continue for at least 60 days unless the mediator chooses to withdraw sooner. At the request of either party at commencement of the mediation, the mediator will be asked to provide an evaluation of the Dispute and the parties' relative positions.

                    (d)  Arbitration.  (i)  After completion of any prior
                         -----------
          procedures required hereby, either party may submit the Dispute for resolution by arbitration pursuant to the Rules of the Center for Public Resources ("CPR") for Non-Administered Arbitration of Business Disputes as in effect at the time of the arbitration. The parties consent to a single, consolidated arbitration for all Disputes for which arbitration is permitted.

                    (ii) The neutral organization for purposes of the CPR rules will be the CPR. The arbitral tribunal shall be composed of one arbitrator selected by agreement of the parties or, in the absence of such agreement within 60 days after either party first proposes an arbitrator, by the CPR. The arbitration shall be conducted in New York. Each party shall be permitted to present its case, witnesses and evidence, if any, in the presence of the other party. A written transcript of the proceedings shall be made and furnished to the parties. The arbitrators shall determine the Dispute in accordance with the law of the State of New York, without giving effect to any conflict of law rules or other rules that might render such law inapplicable or unavailable, and shall apply this Agreement according to its terms.

                    (iii) The parties agree to be bound by any award or order resulting from any arbitration conducted hereunder and further agree that:

               (1) any monetary award shall include pre-award interest, to the extent appropriate, and shall be made and payable in U.S. dollars through a bank selected by the recipient of such award, free of any withholding tax or other deduction, together with interest thereon at the prime rate in effect at such bank on the date of the award, from the date the award is granted to the date it is paid in full.

               (2) in the context of an attempt by either party to enforce an arbitral award or order, any defenses relating to the parties' capacity or the validity of this Agreement or any related agreement under any law are hereby waived; and

               (3) judgement on any award or order resulting from an arbitration conducted under this Section may be entered and enforced in any court, in any country, having jurisdiction thereof or having jurisdiction over any of the parties or any of their assets.

                      (iv) Except as expressly permitted by this Agreement, no party will commence or voluntarily participate in any court action or proceeding concerning a Dispute, except (A) for enforcement as contemplated by paragraph
               (iii)(3) above, (B) to restrict or vacate an arbitral decision based on the grounds specified under applicable law and not waived in paragraph (iii)(2) above, or (C) for interim relief as provided in paragraph (e) below. For purposes of the foregoing or enforcement of any undisputed obligation, the parties hereto submit to the non-exclusive jurisdiction of the courts of the State of New York.

                      (v) In addition to the authority otherwise conferred on the arbitral tribunal, the tribunal shall have the authority to make such orders for interim relief, including injunctive relief, as it may deem just and equitable. If the tribunal shall not have been appointed, either party may seek interim relief from a court having jurisdiction if the award to which the applicant may be entitled may be rendered ineffectual without such interim relief. Upon appointment of the tribunal following any grant of interim relief by a court, the tribunal may affirm or disaffirm such relief, and the parties will seek modification or rescission of the court action as necessary to accord with the tribunal's decision.

                      (vi) The prevailing party in any arbitration conducted under this Section shall be entitled to recover from the other party (as part of the arbitral award or order) its reasonable attorneys' fees and other costs of arbitration.

                      SECTION 18.  AFFILIATE.  Nothing contained in this
                                   ---------
          Agreement shall constitute the Stockholder an "affiliate" of any of the Company and its Subsidiaries within the meaning of the Securities Act or the Exchange Act.

                             ____________________________

                              [Intentionally Left Blank]

                      IN  WITNESS WHEREOF,  the parties  have  executed and
          delivered this   Registration  Rights  Agreement as  of the  date
          first written above in New York, New York.


                                   ADVANCED NMR SYSTEMS, INC.

                                   By:   /s/ Jack Nelson
                                      --------------------------
                                        Name: Jack Nelson
                                        Title: Chairman and CEO

                                   Address:  Advanced NMR Systems, Inc.
                                             46 Jonspin Road
                                             Wilmington, Massachusetts 01887

                                   Telecopy: (508) 658-3581


                                   GENERAL ELECTRIC COMPANY


                                   By: /s/ Jeffrey R. Immelt
                                      -----------------------
                                       Name: Jeffrey R. Immelt
                                       Title: President of GE Medical
                                              Systems

                                   Address:  General Electric Company
                                             Medical Services Division
                                             3000 North Grandview Blvd.
                                             (P.O. Box 414)
                                             Waukesha, Wisconsin 53188

                                   Telecopy: (414) 544-3573